UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2008

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / SEPTEMBER 30, 2008

LMP Corporate

Loan Fund Inc.

(TLI)

Managed by  CITIGROUP ALTERNATIVE INVESTMENTS LLC

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

What’s inside

Letter from the chairman	I

Fund overview	1

Schedule of investments	5

Statement of assets and liabilities	13

Statement of operations	14

Statements of changes in net assets	15

Financial highlights	16

Notes to financial statements	17

Report of independent registered public accounting firm	24

Additional information	25

Annual chief executive officer and chief financial officer certifications	31

Dividend reinvestment plan	32

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Citigroup Alternative Investments LLC (“CAI”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc., and CAI is a wholly-owned subsidiary of Citigroup, Inc.

Letter from the chairman

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended September 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter. According to the advance estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.3%.

Consensus expectations now point to the U.S. falling into a recession later this year or in early 2009. Consumer spending, which represents approximately two-thirds of GDP, is moderating, as evidenced by the three consecutive months of declining retail sales during the third quarter. According to the Department of Commerce, September’s 1.2% fall in retail sales was the sharpest decline in three years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first nine months of 2008. Year-to-date through September, roughly 760,000 jobs have been shed and the unemployment rate now stands at 6.1%, its highest level in five years.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September, the Fed held rates

LMP Corporate Loan Fund Inc.	I

Letter from the chairman continued

steady. Then, on October 8, 2008 (after the reporting period ended), in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. ... Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, the Treasury proposed a $700 billion rescue plan to help financial institutions reduce their exposure to troubled mortgage-related securities. After the House of Representatives initially rejected the plan on September 29, 2008, a revamped version was approved by Congress and, on October 3, 2008, signed into law by President Bush. Also in October, the government announced a plan to purchase stakes in the nation’s largest banks and guarantee certain bank debts. Also, the Federal Deposit Insurance Corporation (“FDIC”) temporarily increased its insurance on bank accounts from $100,000 to $250,000.

During the 12-month reporting period ended September 30, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward

II	LMP Corporate Loan Fund Inc.

the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, including high-quality corporate bonds and high grade municipal bonds. At one point in September, the yield available from the three-month Treasury bill fell to 0.04%, as investors were essentially willing to forgo any return potential in order to access the safety of government-backed securities. During the 12 months ended September 30, 2008, two-year Treasury yields fell from 3.97% to 2.00%. Over the same time frame, 10-year Treasury yields moved from 4.59% to 3.85%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 3.65%.

Special shareholder notice

On June 27, 2008, the Fund announced its intention to redeem approximately $50 million, collectively, of its currently outstanding $85 million in Series A and Series B taxable Auction Rate Cumulative Preferred Stock (“ARCPS”) using bank borrowings under a committed, secured 364-day revolving credit facility entered into with a major domestic bank.

The credit facility, which was recommended by Fund management and approved by the Fund’s Board of Directors, is expected to lower the current cost of leverage for the Fund. The new financings also allow the Fund to change its primary method of leverage from ARCPS to bank borrowings through the credit facility. Bank borrowings provide the Fund greater flexibility than ARCPS to increase or decrease leverage in response to market conditions although regulatory requirements reduce the overall amount of leverage that can be employed using borrowings. It is possible that the credit facility may become more expensive or unavailable in the future. On balance, however, we believe that the potential benefits of the restructured financing for all the Fund’s stockholders will outweigh those risks.

On August 19, 2008, the Fund announced the redemption dates for its ARCPS, which were September 11, 2008 for Series A ARCPS and September 18, 2008 for Series B ARCPS. The Fund redeemed 1,000 shares of each of the Series A and Series B ARCPS, for a total initial redemption of $50 million. The redemption price was equal to the required liquidation preference of $25,000 per share plus accrued and unpaid dividends thereon.

Since the Fund redeemed less than all of its outstanding Series A and Series B ARCPS, shares were redeemed on a pro-rata basis by series. More detailed and current information can be found by visiting www.leggmason.com/cef or by contacting the Fund at 1-888-777-0102.

LMP Corporate Loan Fund Inc.	III

Letter from the chairman continued

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and, perhaps, into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

IV	LMP Corporate Loan Fund Inc.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 31, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

LMP Corporate Loan Fund Inc.	V

(This page intentionally left blank.)

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating or variable rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions. Under normal market conditions, the Fund invests at least 80% of total assets in collateralized senior loans rated, when purchased, below investment grade. The Fund may also invest up to 20% of total assets in uncollateralized senior loans; investment and non-investment grade corporate debt securities and U.S. government debt securities, both with maturities no longer than five years from the date they are acquired by the Fund; money market instruments; derivatives; and certain other securities.

The Fund’s emphasis on long-term investing is combined with selling on early warning signs whenever possible. The core credit strategy of the Fund is to identify strong credits in stable industries following thorough analysis and research.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The last year was the most difficult year in the loan market’s history. The leveraged loan market was impacted all year long by the numerous economic, systemic and political forces at work which culminated in a major liquidity crisis and very tight credit markets. The loan market was also affected by more microeconomic forces including concerns about hedge fund redemptions and Structured Investment Vehicle (“SIV”) unwinds which combined to cause selling pressures in the loan and high-yield bond markets.

The credit crisis that has ensued for the past year eroded the loan market’s traditional attributes of low volatility and low correlation to other asset classes. Technical pressures impacted the loan market and allowed it to trade outside the traditional trading ranges, which were based on credit characteristics and collateral values. Deleveraging across the Financials sector has decreased demand for leveraged loans as the securitization market has shut down and banks have curbed lending. Prices trended downward throughout the year and the Loan Credit Default Swap Index (“LCDX”)i was trading at an all time low level of 80 as of September 30, 2008. Overall loan market returns have been volatile during the past year but have turned decidedly negative in recent months.

Default rates crept up during the year and ended the reporting period at a five-year high of 3.32% despite relatively stable corporate earnings for much

LMP Corporate Loan Fund Inc. 2008 Annual Report	1

Fund overview continued

of the reporting period. The historical average default rate has been approximately 3.00%.

Overall loan market volumes are at their lowest level since 2002 despite all-time high implied spreads. New issue volume was minimal throughout the year and continues to trend lower. However, any new issue that did come to market was generally of higher quality and with improved structural components. There are fewer market participants, each with less money to invest due to fewer repayments and less inflows. However, the backlog of unsold loans contracted consistently throughout the year so the overhang on the market has diminished greatly.

The Fund was not immune to the overall economic climate which became increasingly difficult as the economic woes spread from housing to the consumer to the overall financial markets. At the same time, it was also impacted by the loan market specific issues of a lack of buyers, more competition with other asset classes for inflows, and a myriad of forced sellers. Thus, we believe that these factors are depressing prices in the loan market well beyond that caused by fundamental credit issues.

Q. How did we respond to these changing market conditions?

A. We continued to follow a disciplined credit strategy and endeavored to invest in, what we believe to be, the most stable companies with solid industry fundamentals. Whenever possible, we sought to improve credit quality by investing in stronger companies in more stable industries or with stronger capital structures which may include more beneficial terms to lenders.

Performance review

For the 12 months ended September 30, 2008, LMP Corporate Loan Fund Inc. returned -11.07% based on its net asset value (“NAV”)ii and -30.48% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Loan Participation Closed-End Funds Category Averageiii returned -14.64% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.8365 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of September 30, 2008. Past performance is no guarantee of future results.

2	LMP Corporate Loan Fund Inc. 2008 Annual Report

PERFORMANCE SNAPSHOT as of September 30, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$11.11 (NAV)	-11.07%
$8.15 (Market Price)	-30.48%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. We continued to benefit from a relatively low default rate environment for much of the reporting period, as the fiscal 2007 year-end default rate was only 0.40% and rose to 3.32% as of September 30, 2008. Corporate earnings for many leveraged loan issuers continued to rise during the year, albeit at lower levels. The new deals that were syndicated during the reporting period, in general, had improved structures including increased spread. Our funding costs were lower, particularly during the early part of 2008 due to the aggressive fiscal stimulus measures taken by the government.

Q. What were the leading detractors from performance?

A. The overall turmoil in the loan market which has been consistent through much of the reporting period has clearly impacted the Fund’s NAV. Substantially all prices in the loan market have fallen, as shown most notably by the LCDX which was priced at 80 as of September 30, 2008, down approximately 15 points from the end of September 2007. There is a lack of demand in the market given the overall tight credit environment, fewer market participants and the ongoing deleveraging of all assets, including loans. Low LIBORiv rates and the tighter interest rate spreads of older loans impacted the Fund’s interest generation ability.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

LMP Corporate Loan Fund Inc. 2008 Annual Report	3

Fund overview continued

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Daniel A. Slotkin

Portfolio Manager
Citigroup Alternative Investments LLC

October 21, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: All investments involve risk. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Loan Credit Default Swap Index (“LCDX”) is an index created by CDS Index Company, which is a private company owned equally by 16 major financial institutions. The LCDX is made up of 100 equally-weighted underlying single-name loan-only credit default swaps.

ii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended September 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 42 funds in the Fund’s Lipper category.

iv

The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (“ARMs”).

4	LMP Corporate Loan Fund Inc. 2008 Annual Report

Schedule of investments

September 30, 2008

LMP CORPORATE LOAN FUND INC.

FACE
AMOUNT	SECURITY(a)(b)	VALUE
COLLATERALIZED SENIOR LOANS — 100.0%
	Aerospace/Defense — 2.2%
$410,736	Be Aerospace Inc., New Term Loan B, 5.750% to 6.520% due 1/28/09	$401,494
1,336,029	CACI International Inc., Term Loan, 3.990% to 4.320% due 12/17/08	1,285,928
1,161,161	ILC Industries Inc., First Lien Term Loan, 5.429% due 10/31/08	1,132,132
1,536,757	Transdigm Inc., Term Loan B, 5.210% due 12/23/08	1,422,461
	Total Aerospace/Defense	4,242,015
	Automotive — 2.9%
	Hertz Corp.:
185,233	Synthetic Letter of Credit, 4.704% due 12/22/08	165,529
760,888	Term Loan, 3.990% to 4.690% due 10/22/08	679,948
1,175,303	Kar Holdings, Term Loan B, 6.020% due 12/31/08	970,359
520,517	Keystone Automotive Industries Inc., Term Loan B,
	5.987% to 6.929% due 10/27/08	340,939
	Mark IV Industries Inc.:
443,910	First Lien Term Loan, 7.300% to 8.480% due 3/30/09	299,639
250,000	Second Lien Term Loan, 11.640% to 12.210% due 3/26/09	94,375
2,084,302	Tire Rack Inc., Term Loan B, 5.460% to 5.520% due 12/31/08	1,990,508
1,182,507	United Components Inc., Term Loan D, 4.810% due 11/10/08	1,099,732
	Total Automotive	5,641,029
	Broadcast Radio and Television — 4.5%
2,276,786	Citadel Communication Group, Term Loan B, 5.335% to 5.395% due 12/31/08	1,690,514
1,053,770	CMP Susquehanna Corp., Term Loan B, 4.518% to 5.739% due 10/29/08	753,445
2,434,837	Lodgenet Entertainment Corp., Term Loan B, 5.770% due 12/31/08	2,093,960
2,785,659	National Cinemedia Inc., Term Loan B, 4.570% due 12/15/08	2,380,744
2,000,000	Univision Communications, Term Loan B, 5.049% to 6.250% due 10/31/08	1,297,000
592,593	Weather Channel, Term Loan, 7.250% due 3/12/09	584,445
	Total Broadcast Radio and Television	8,800,108
	Building and Development — 4.8%
	Building Materials Holding Corp.:
1,633,593	First Lien Term Loan, 5.563% due 10/23/08	1,290,538
672,775	Term Loan, 9.500% due 10/29/08	474,306
1,627,960	Capital Automotive REIT, Term Loan, 4.240% due 10/1/08	1,395,976
615,884	Contech Construction Products Inc., Term Loan, 4.490% to 5.710% due 10/30/08	463,966
572,100	Custom Building Products Inc., First Lien Term Loan, 5.954% due 10/30/08	474,843
1,126,360	Infrastrux Group Inc., Term Loan B, 6.719% due 10/1/08(c)	1,058,778
1,306,029	Panolam Industries International, Term Loan, 6.512% due 12/31/08	1,116,655

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Annual Report	5

Schedule of investments continued

September 30, 2008

LMP CORPORATE LOAN FUND INC.

FACE
AMOUNT	SECURITY(a)(b)	VALUE
	Building and Development — 4.8% continued
	Pike Electric Inc.:
$906,996	Term Loan B, 4.000% due 10/14/08	$882,053
202,688	Term Loan C, 4.563% due 10/20/08	197,115
835,973	Shea Capital I LLC, Term Loan, 5.000% to 5.390% due 12/31/08	564,282
2,500,000	South Edge LLC, Term Loan C, 7.250% due 12/31/08(d)	1,487,500
	Total Building and Development	9,406,012
	Business Equipment and Services — 8.6%
2,209,821	Asurion Corp., First Lien Term Loan, 5.487% to 5.798% due 11/6/08	1,934,974
1,200,500	Beacon Sales Acquisition Inc., Term Loan B, 4.783% to 5.769% due 12/29/08	1,014,422
1,654,986	Belfor U.S.A., Term Loan B, 5.486% due 10/6/08	1,613,611
1,027,425	Bright Horizons Family Solutions, Term Loan B, 7.500% due 12/31/08	978,622
	Deluxe Entertainment Service Group Inc.:
95,178	Canadian Term Loan, 5.051% due 12/31/08	80,902
51,540	Letter of Credit, 5.051% due 10/6/08	43,809
100,000	Second Lien Term Loan, 9.762% due 12/31/08	67,500
987,155	Term Loan, 4.719% to 5.060% due 12/31/08	839,082
822,916	Intralinks Inc., Term Loan, 6.512% due 12/31/08	678,906
	JHCI Acquisitions Inc.:
579,020	First Lien Term Loan, 6.210% due 10/31/08	435,231
533,333	Second Lien, 9.210% due 10/31/08	333,778
456,000	Lender Processing Services Inc., Term Loan, 6.204% due 10/31/08	447,640
1,865,625	Metavante Corp., Term Loan B, 4.551% due 11/3/08	1,730,367
1,829,731	N.E.W. Customer Services Cos. Inc., First Lien Term Loan, 5.290% to 5.317% due 12/10/08	1,591,866
787,646	NCO Group, Term Loan, 7.060% to 8.020% due 12/29/08	736,449
687,500	Neff Corp., Second Lien Term Loan, 6.397% due 12/4/08	355,209
2,135,524	Riskmetrics Group Holdings LLC, Term Loan B, 5.762% due 12/31/08	2,007,393
1,856,203	U.S. Investigations Services LLC, Term Loan, 5.954% due 12/22/08	1,619,537
373,722	Verifone Inc., Term Loan, 5.550% due 10/31/08	355,036
	Total Business Equipment and Services	16,864,334
	Cable and Satellite Television — 2.6%
1,739,217	Bragg Communications Inc., Term Loan B Tranche Two, 5.310% due 12/1/08	1,691,389
2,700,000	Insight Midwest Holdings LLC, Term Loan B, 4.490% due 10/2/08	2,481,300
995,304	NTL Investment Holdings Ltd., Term Loan B4, 4.799% due 10/23/08	909,708
	Total Cable and Satellite Television	5,082,397
	Chemicals/Plastics — 4.9%
815,705	Hercules Inc., Term Loan B, 5.204% due 10/31/08	780,018

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2008 Annual Report

LMP CORPORATE LOAN FUND INC.

FACE
AMOUNT	SECURITY(a)(b)	VALUE
	Chemicals/Plastics — 4.9% continued
	Hexion Specialty Chemicals Inc.:
$1,682,344	Term Loan C4, 5.063% due 11/3/08	$1,301,714
792,464	Term Loan C5, 6.063% due 12/31/08	613,169
	Kik Custom Products:
94,728	Canadian Term Loan, 5.460% due 10/24/08	68,046
583,334	Second Lien Term Loan, 8.207% due 10/24/08	252,292
552,580	Term Loan B, 5.460% due 10/24/08	396,936
1,122,085	Polypore Inc., Term Loan B, 6.030% due 10/30/08	1,043,539
2,653,750	Rockwood Specialties Group Inc., Tranche E Term Loan, 4.299% due 10/31/08	2,411,596
	Texas Petrochemicals Corp.:
378,358	Letter of Credit, 5.375% due 10/6/08	343,360
1,120,957	Term Loan B, 5.375% to 6.313% due 12/31/08	1,017,268
1,445,277	Unifrax Corp., Term Loan B, 6.000% due 10/31/08	1,300,749
	Total Chemicals/Plastics	9,528,687
	Conglomerates — 0.7%
	TriMas Corp.:
281,250	Letter of Credit, 4.803% due 10/6/08	251,719
1,194,375	Term Loan B, 5.045% to 5.679% due 10/28/08	1,068,965
	Total Conglomerates	1,320,684
	Containers and Glass Products — 2.4%
	Crown Americas LLC:
980,000	Term Loan, 4.423% due 10/15/08	901,600
1,960,000	Term Loan B, 4.423% due 10/15/08	1,803,200
2,261,315	Graphic Packaging International Inc., First Lien Term Loan, 4.785% to 4.800% due 10/27/08	1,980,912
	Total Containers and Glass Products	4,685,712
	Cosmetics/Personal Care — 0.6%
1,244,013	Vi-Jon, Term Loan B, 5.280% to 5.440% due 10/20/08	1,150,712
	Drugs — 2.1%
1,115,164	Cardinal Health Inc., Dollar Term Loan, 6.012% due 12/30/08	894,919
3,287,434	Royalty Pharma Finance Trust, Term Loan, 6.012% due 12/31/08	3,127,172
	Total Drugs	4,022,091
	Ecological Services and Equipment — 0.9%
1,997,443	IESI Corp., Term Loan, 4.560% due 12/2/08	1,857,622
	Electronics/Electric — 5.2%
	Bridge Information Systems Inc.:
401,726	Multi-Draw Term Loan, 7.750% due 12/31/08(d)(e)	12,855
745,037	Term Loan B, 8.000% due 12/31/08(d)(e)	23,841

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Annual Report	7

Schedule of investments continued

September 30, 2008

LMP CORPORATE LOAN FUND INC.

FACE
AMOUNT	SECURITY(a)(b)	VALUE
	Electronics/Electric — 5.2% continued
	Dealer Computer Services:
$1,000,000	Second Lien Term Loan, 9.204% due 10/30/08	$ 883,750
1,837,047	Term Loan, 5.704% due 10/30/08	1,632,676
2,250,106	Intergraph Corp., First Lien Term Loan B, 4.809% due 11/28/08	2,066,346
1,691,760	Macrovision Solutions Corp., Term Loan, 7.250% to 7.480% due 12/31/08	1,607,172
1,602,956	Sabre Inc., Term Loan B, 4.799% to 5.709% due 10/31/08	1,090,010
2,221,875	Travelport, Delayed Draw Term Loan, 5.954% due 10/31/08	1,806,384
1,223,858	Vertafore Inc., First Lien Term Loan, 5.311% due 11/25/08	1,119,830
	Total Electronics/Electric	10,242,864
	Equipment Leasing — 0.5%
974,025	Rent-a-Center Inc., Term Loan B, 4.540% to 4.820% due 12/19/08	896,103
	Finance — 0.1%
261,441	CB Richard Ellis Group Inc., Term Loan B, 4.688% to 5.500% due 12/31/08	211,768
	Food Products — 5.3%
	American Seafoods Group LLC:
1,543,838	Term Loan B1, 5.512% due 12/31/08	1,428,050
821,086	Term Loan B2, 5.512% due 12/31/08	759,504
858,343	Birds Eye Foods Inc., Term Loan, 5.520% due 12/31/08	759,633
1,665,567	Michael Foods Inc., Term Loan B-1, 4.845% to 5.194% due 12/19/08	1,582,289
1,751,255	NPC International, Term Loan B, 4.240% to 5.520% due 12/31/08	1,584,886
1,343,199	Pinnacle Foods Group Inc., Term Loan B, 5.236% to 5.558% due 10/2/08	1,122,690
2,791,829	Reddy Ice Group Inc., Term Loan, 4.538% due 10/14/08	2,317,218
766,505	Wrigley Jr. Co., Tranche B, 7.750% due 1/6/09	753,433
	Total Food Products	10,307,703
	Food/Drug Retailers — 1.6%
1,048,944	General Nutrition Centers, Term Loan B, 5.040% to 6.080% due 12/30/08	879,802
1,856,156	Sbarro Inc., Term Loan B, 6.204% due 10/31/08	1,480,284
931,545	Smart & Final, First Lien Term Loan, 5.799% to 6.762% due 12/31/08	833,733
	Total Food/Drug Retailers	3,193,819
	Forest Products — 2.0%
2,878,125	Domtar Inc., Term Loan, 4.804% due 10/31/08	2,652,673
	Smurfit-Stone Container Corp.:
261,990	Deposit Funded Loan, 4.913% due 10/1/08	241,467
293,721	Term Loan B, 4.500% to 4.813% due 12/3/08	270,713
556,514	Term Loan C, 4.500% to 4.813% due 12/3/08	511,993
181,278	Term Loan C1, 4.500% due 10/1/08	166,776
	Total Forest Products	3,843,622

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2008 Annual Report

LMP CORPORATE LOAN FUND INC.

FACE
AMOUNT	SECURITY(a)(b)	VALUE
	Healthcare — 8.7%
$1,653,932	AMN Healthcare, Term Loan B, 5.512% due 12/31/08	$ 1,546,427
	Carestream Health Inc.:
1,400,662	First Lien Term Loan, 4.799% to 5.762% due 12/31/08	1,204,570
1,000,000	Second Lien Term Loan, 8.049% to 8.060% due 11/28/08	631,667
3,250,000	Davita Inc., Term Loan B1, 4.300% to 5.270% due 1/2/09	2,944,500
1,701,088	DJO Finance LLC, Term Loan B, 6.723% to 6.762% due 12/31/08	1,607,528
2,458,049	Education Management Corp., Term Loan B, 5.563% due 12/31/08	2,153,251
1,425,760	Fresenius Medical Care Holdings Inc., Term Loan B, 4.167% to 5.137% due 12/31/08	1,351,883
662,811	Hologic, Tranche B Term Loan, 6.000% due 12/31/08	652,869
1,698,581	Medassets Inc., Term Loan B, 7.454% to 7.512% due 12/31/08	1,605,159
	Talecris Biotherepeutics Inc.:
476,345	First Lien Term Loan, 6.310% due 11/14/08	454,910
1,430,851	Second Lien Term Loan, 9.310% due 11/14/08	1,373,617
1,541,180	Vicar Operating Inc., Term Loan, 4.000% due 10/1/08	1,502,650
	Total Healthcare	17,029,031
	Home Furnishings — 0.4%
	BL Sleep Innovations:
500,000	Second Lien Term Loan, 5.000% due 12/31/08(d)	11,667
1,098,493	Term Loan, 7.500% due 12/31/08(d)	146,923
750,269	Simmons Co., Term Loan D, 4.813% to 6.500% due 2/27/09	678,056
	Total Home Furnishings	836,646
	Hotels/Motels/Inns and Casinos — 3.1%
1,832,035	Ameristar Casinos Inc., Initial Term Loan, 5.769% due 12/29/08	1,612,191
2,425,000	Penn National Gaming Inc., Term Loan B, 4.240% to 4.550% due 11/10/08	2,192,200
	Seminole Tribe of Florida:
291,903	Term Loan, 4.813% to 5.313% due 12/31/08	274,632
1,051,012	Term Loan B2, 5.313% due 12/31/08	988,827
966,599	Term Loan B3, 4.313% due 12/31/08	909,408
	Total Hotels/Motels/Inns and Casinos	5,977,258
	Industrial Equipment — 3.9%
1,492,906	Baldor Electric Co., Term Loan B, 4.563% to 5.188% due 10/31/08	1,407,810
1,714,291	Flowserve Corp., Term Loan, 4.313% to 5.313% due 12/31/08	1,628,576
	LN Acquisition Corp.:
149,621	Delayed Draw Term Loan B, 6.210% due 10/31/08	137,651
398,990	First Lien Term Loan, 6.210% due 10/31/08	367,070
277,778	Second Lien Term Loan, 8.240% due 10/10/08	255,556
1,399,000	Manitowoc Company Inc., Term Loan B, 6.500% due 8/25/14	1,340,592
1,276,371	Oshkosh Truck Corp., Term Loan B, 3.990% to 5.210% due 12/8/08	1,106,341

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Annual Report	9

Schedule of investments continued

September 30, 2008

LMP CORPORATE LOAN FUND INC.

FACE
AMOUNT	SECURITY(a)(b)	VALUE
	Industrial Equipment — 3.9% continued
	Veyance Technologies Inc.:
$ 217,653	Delayed Draw Term Loan, 6.210% due 10/31/08	$ 181,740
1,519,737	Term Loan B, 5.300% due 10/31/08	1,268,981
	Total Industrial Equipment	7,694,317
	Leisure — 5.3%
	AE Europe Holdings, Inc.:
586,797	First Lien Term Loan, 6.454% due 10/31/08	554,523
1,000,000	Second Lien Term Loan, 10.204% due 10/31/08	925,000
683,802	Amscan Holdings Inc., Term Loan B, 5.045% to 5.461% due 12/29/08	605,165
2,907,940	Regal Cinemas Inc., Term Loan, 5.262% due 12/31/08	2,544,447
782,609	Ticketmaster, Term Loan B, 6.640% due 3/23/09	743,479
1,852,069	Universal City Development Partners L.P., Term Loan B, 5.800% to 6.000% due 12/11/08	1,787,247
2,222,759	Warner Music Group Acquisition Corp., Term Loan, 4.796% to 5.704% due 11/28/08	2,014,375
1,542,298	Zuffa, Term Loan B, 5.250% due 10/22/08	1,249,261
	Total Leisure	10,423,497
	Non-Ferrous Metals/Materials — 2.3%
1,039,550	Compass Minerals Group Inc., Term Loan, 3.990% to 5.270% due 12/31/08	1,001,866
	Novelis Inc.:
394,170	CA Term Loan, 5.770% due 12/31/08	346,082
867,174	US Term Loan, 5.770% due 12/31/08	761,379
	Oxbow Carbon and Minerals Holdings LLC:
71,708	Delayed Draw Term Loan B, 5.762% due 12/31/08	64,358
800,981	Term Loan, 5.762% due 12/31/08	718,880
1,678,245	Walter Industries Inc., Term Loan B, 5.041% to 5.438% due 10/22/08	1,527,203
	Total Non-Ferrous Metals/Materials	4,419,768
	Oil & Gas — 7.8%
1,060,541	Alon Krotz, Term Loan, 10.750% due 11/4/08	1,024,085
	Alon USA Inc.:
316,229	Edgington Term Loan, 5.060% due 11/28/08	268,795
2,529,833	Paramount Term Loan, 5.060% to 5.959% due 11/28/08	2,150,358
1,428,462	Astoria Generating Co. Acquisitions LLC, Term Loan B, 4.940% to 4.960% due 12/23/08	1,317,042
	Coffeyville Resources LLC:
345,413	Letter of Credit, 5.641% due 10/1/08	310,439
1,118,082	Tranche D Term Loan, 5.541% to 6.750% due 12/31/08	1,004,876
1,218,218	Dresser Inc., Term Loan B, 5.057% to 5.954% due 11/18/08	1,112,639

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2008 Annual Report

LMP CORPORATE LOAN FUND INC.

FACE
AMOUNT	SECURITY(a)(b)	VALUE
	Oil & Gas — 7.8% continued
$ 811,617	Helix Energy Solutions Group Inc., Term Loan B, 4.788% to 5.704% due 10/31/08	$ 755,480
1,569,858	Hercules Offshore Inc., Term Loan B, 4.550% due 10/1/08	1,499,214
1,247,763	Semgroup L.P., Term Loan, 7.500% due 12/31/08(d)	1,080,874
	Targa Resources:
378,682	Synthetic Letter of Credit, 4.801% due 10/6/08	342,707
663,072	Term Loan B, 5.762% to 5.975% due 3/29/09	600,080
1,853,992	Volnay Acquisition Co. I, Term Loan B, 4.810% to 5.704% due 11/28/08	1,714,942
2,292,411	Western Refining Co. L.P., Term Loan, 7.750% due 10/30/08	1,962,304
	Total Oil & Gas	15,143,835
	Publishing — 4.6%
1,573,008	Advanstar Communications Inc., First Lien Term Loan, 6.012% due 12/31/08	1,124,701
2,500,000	Dex Media East LLC, Delayed Draw Term Loan B, 4.800% to 5.770% due 12/31/08	2,131,250
	Gatehouse Media Operating Inc.:
262,973	Delayed Draw Term Loan, 4.800% to 4.810% due 11/28/08	127,542
704,769	Term Loan B, 4.810% due 11/28/08	341,813
886,694	Getty Images, Term Loan B, 7.250% due 10/2/08	858,615
1,000,000	Lamar Media Corp., Term Loan, 4.000% due 10/2/08	935,000
1,626,806	R.H. Donnelley Inc., Term Loan D-1, 6.750% to 7.460% due 12/17/08	1,446,230
	Valassis Communications Inc.:
203,211	Delayed Draw Term Loan, 5.520% due 12/31/08	178,825
612,906	Term Loan, 5.520% due 12/31/08	539,358
1,428,596	Wenner Media LLC, Term Loan B, 5.512% due 12/31/08	1,321,452
	Total Publishing	9,004,786
	Retailers — 2.6%
1,333,991	Claire’s Stores Inc., Term Loan B, 5.560% to 6.512% due 12/31/08	812,901
263,158	J Crew Group, Term Loan B, 4.563% to 4.957% due 10/27/08	234,210
1,122,103	Michaels Stores Inc., Term Loan B, 4.750% to 6.000% due 10/31/08	829,555
2,468,354	Neiman-Marcus Group Inc., Term Loan, 4.565% due 12/8/08	2,146,782
1,228,125	Petco Animal Supplies Inc., Term Loan, 5.049% to 6.012% due 12/31/08	1,091,189
	Total Retailers	5,114,637
	Steel — 0.3%
	Tube City IMS Corp.:
81,081	Letter of Credit, 6.012% due 12/31/08	72,568
658,885	Term Loan, 5.762% due 12/31/08	589,702
	Total Steel	662,270

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Annual Report	11

Schedule of investments continued

September 30, 2008

LMP CORPORATE LOAN FUND INC.

FACE
AMOUNT	SECURITY(a)(b)	VALUE
	Surface Transport — 0.4%
	Coach America Holdings Inc.:
$ 495,262	First Lien Term Loan B, 5.541% to 6.226% due 12/29/08	$ 387,542
500,000	Second Lien Term Loan, 10.270% due 12/29/08	248,750
103,419	Synthetic Letter of Credit, 6.412% due 12/31/08	80,925
	Total Surface Transport	717,217
	Telecommunications/Cellular Communications — 5.0%
2,390,833	Centennial Communications Corp., New Term Loan, 5.704% to 5.762% due 12/31/08	2,261,728
1,722,637	Cricket Communications Inc., Term Loan B, 7.262% due 12/31/08	1,649,425
1,477,500	Crown Castle Operating Co., Term Loan B, 5.376% due 3/31/09	1,300,200
261,092	Hargray Communications Group Inc., Term Loan B, 6.012% due 12/31/08	229,761
1,950,126	Metropcs Wireless Inc., Term Loan B, 5.063% to 6.000% due 11/3/08	1,746,059
2,711,967	Ntelos Inc., Term B-1, 5.960% due 10/31/08	2,537,384
	Total Telecommunications/Cellular Communications	9,724,557
	Utilities — 3.7%
2,020,817	Calpine Corp., First Priority Term Loan, 6.645% due 12/31/08	1,726,115
	Covanta Holding Corp.:
164,948	Letter of Credit, 4.083% due 10/6/08	148,591
330,026	Term Loan B, 4.313% to 5.313% due 12/31/08	297,298
	Firstlight Power Resources Inc.:
105,691	Letter of Credit, 6.313% due 12/31/08	100,495
250,000	Second Lien Term Loan, 7.711% due 12/29/08	233,750
820,288	Term Loan B, 5.750% due 12/22/08	779,957
937,586	Mirant North America LLC, Term Loan B, 5.454% due 10/31/08	853,203
1,466,667	Reliant Energy Inc., Letter of Credit, 4.236% due 10/1/08	1,234,445
	TPF Generation Holdings LLC:
154,214	Letter of Credit, 5.762% due 12/31/08	138,408
48,343	Revolver, 4.801% due 10/6/08	43,388
734,135	Term Loan B, 5.762% due 12/31/08	658,886
1,194,658	USPF Holdings LLC, Term Loan, 4.239% due 10/14/08	943,779
	Total Utilities	7,158,315
	TOTAL INVESTMENTS — 100.0% (Cost — $222,571,211#)	$195,203,416

(a)              The maturity date represents the last in range of interest rate reset dates.

(b)             Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(c)              Payment in kind security for which part of the income earned may be paid as additional principal.

(d)             Security is currently in default.

(e)              Security is valued in good faith at fair value by or under the direction of the Board of Directors.

#                   Aggregate cost for federal income tax purposes is $222,718,620.

Abbreviations used in this schedule:
Term	– Term Loan typically with a First Lien on specified assets.
Second Lien	– Subordinate Loan to first Lien.
REIT	– Real Estate Investment Trust.

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2008 Annual Report

Statement of assets and liabilities

September 30, 2008

ASSETS:
Investments, at value (Cost — $222,571,211)	$195,203,416
Cash	2,430,530
Interest receivable	1,156,808
Principal paydown receivable	218,970
Receivable for securities sold	189,881
Prepaid expenses	94,753
Total Assets	199,294,358
LIABILITIES:
Loan payable (Note 4)	50,000,000
Payable for securities purchased	3,816,883
Investment management fee payable	132,497
Interest payable	76,717
Distributions payable to auction rate cumulative preferred stockholders	65,237
Directors’ fees payable	13,110
Accrued expenses	105,450
Total Liabilities	54,209,894
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 5)	35,000,000
TOTAL NET ASSETS	$110,084,464
NET ASSETS:
Par value ($0.001 par value; 9,910,750 shares issued and outstanding; 50,000,000 common shares authorized)	$ 9,911
Paid-in capital in excess of par value	146,690,219
Undistributed net investment income	37,519
Accumulated net realized loss on investments	(9,285,390)
Net unrealized depreciation on investments	(27,367,795)
TOTAL NET ASSETS	$110,084,464
Shares Outstanding	9,910,750
Net Asset Value	$11.11

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Annual Report	13

Statement of operations

For the Year Ended September 30, 2008

INVESTMENT INCOME:
Interest	$ 14,063,751
EXPENSES:
Investment management fee (Note 2)	1,695,064
Interest expense (Notes 1 and 4)	288,078
Auction participation fees (Note 5)	210,263
Audit and tax	116,890
Directors’ fees	68,400
Shareholder reports	59,507
Legal fees	51,624
Commitment fees (Note 4)	37,118
Stock exchange listing fees	21,468
Auction agent fees	16,045
Custody fees	13,228
Rating agency fees	11,911
Transfer agent fees	7,729
Insurance	4,563
Miscellaneous expenses	10,221
Total Expenses	2,612,109
Less: Fees paid indirectly (Note 1)	(4,953)
Net Expenses	2,607,156
NET INVESTMENT INCOME	11,456,595
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(2,729,696)
Change in Net Unrealized Appreciation/Depreciation From Investments	(20,175,480)
NET LOSS ON INVESTMENTS	(22,905,176)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 5)	(3,725,777)
DECREASE IN NET ASSETS FROM OPERATIONS	$(15,174,358)

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED SEPTEMBER 30,	2008	2007
OPERATIONS:
Net investment income	$ 11,456,595	$ 14,941,651
Net realized loss	(2,729,696)	(398,388)
Change in net unrealized appreciation/depreciation	(20,175,480)	(6,812,427)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(3,725,777)	(4,607,668)
Increase (Decrease) in Net Assets From Operations	(15,174,358)	3,123,168
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(8,290,343)	(10,824,475)
Decrease in Net Assets From Distributions to Shareholders	(8,290,343)	(10,824,475)
FUND SHARE TRANSACTIONS (NOTE 6):
Reinvestment of distributions	—	256,211
Increase in Net Assets From Fund Share Transactions	—	256,211
DECREASE IN NET ASSETS	(23,464,701)	(7,445,096)
NET ASSETS:
Beginning of year	133,549,165	140,994,261
End of year*	$110,084,464	$133,549,165
* Includes undistributed net investment income of:	$37,519	$472,859

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2008 Annual Report	15

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:

2008	2007	2006[1]	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$13.48	$14.25	$14.32	$14.29	$13.93
INCOME (LOSS) FROM OPERATIONS:
Net investment income	1.16	1.51	1.36	i	0.96	0.73
Net realized and unrealized gain (loss)	(2.31)	(0.72)	(0.09)	0.02	0.42
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.38)	(0.47)	(0.41)	(0.25)	(0.11)
Total income (loss) from operations	(1.53)	0.32	0.86	0.73	1.04
LESS DISTRIBUTIONS FROM:
Net investment income	(0.84)	(1.09)	(0.93)	(0.70)	(0.68)
Total distributions	(0.84)	(1.09)	(0.93)	(0.70)	(0.68)
NET ASSET VALUE, END OF YEAR	$11.11	$13.48	$14.25	$14.32	$14.29
MARKET PRICE, END OF YEAR	$8.15	$12.65	$13.43	$13.05	$14.58
Total return, based on NAV [2,3]	(11.07)%	2.43%	6.80%	5.46%	7.55%
Total return, based on Market Price[3]	(30.48)%	2.00%	10.44%	(5.80)%	5.79%
NET ASSETS, END OF YEAR (MILLIONS)	$110	$134	$141	$142	$141
RATIOS TO AVERAGE NET ASSETS:[4]
Gross expenses	2.13%	2.63%[5]	2.31%	2.27%	2.25%
Gross expenses, excluding interest expense	1.89	[6]	1.95	[5]	1.84	2.22	2.25
Net expenses	2.12	[6]	2.55	[5,6,7]	2.31	[7]	2.27	2.25
Net expenses, excluding interest expense	1.89	[6]	1.87	[5,6,7]	1.84	[7]	2.22	2.25
Net investment income	9.33	10.67	9.48	6.71	5.14
PORTFOLIO TURNOVER RATE	29%	77%	86%	81%	110%
AUCTION RATE CUMULATIVE PREFERRED STOCK:[8]
Total Amount Outstanding (000s)	$35,000	$85,000	$85,000	$85,000	$85,000
Asset Coverage Per Share	57,378	64,279	66,469	66,678	66,535
Involuntary Liquidating Preference Per Share [9]	25,000	25,000	25,000	25,000	25,000

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[4]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios including interest expense would have been 2.49% and 2.48%, respectively, and gross and net expense ratios excluding interest expense would both have been 1.81%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[7]	Reflects fee waivers and/or expense reimbursements.
[8]	On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
[9]	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Collateralized senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), with the assistance of Citigroup Alternative Investments LLC (“CAI”), the Fund’s subadviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. LMPFA may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is

LMP Corporate Loan Fund Inc. 2008 Annual Report	17

Notes to financial statements continued

recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

18	LMP Corporate Loan Fund Inc. 2008 Annual Report

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed net investment income	Accumulated net realized loss
(a)	$124,185	$(124,185)

(a)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of consent fees.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and CAI is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”); and CAI is a wholly-owned subsidiary of Citigroup, Inc (“Citigroup”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA pays CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees are calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$60,692,682
Sales	63,379,208

At September 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 21,266
Gross unrealized depreciation	(27,536,470)
Net unrealized depreciation	$(27,515,204)

LMP Corporate Loan Fund Inc. 2008 Annual Report	19

Notes to financial statements continued

4. Loans

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $65 million. Unless renewed, this agreement terminates on August 17, 2009. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended September 30, 2008 was $257,677. For the year ended September 30, 2008, the Fund incurred a commitment fee in the amount of $37,118. At September 30, 2008 the Fund had $50 million of borrowings outstanding per this credit agreement.

5. Auction rate cumulative preferred stock

On June 27, 2008, the Fund announced its intention to redeem approximately $50 million, collectively, of its currently outstanding $85 million in Series A and Series B taxable ARCPS using bank borrowings under a committed, secured 364-day revolving credit facility entered into with a major domestic bank.

On August 19, 2008, the Fund announced the redemption dates for its ARCPS, which were September 11, 2008 for Series A ARCPS and September 18, 2008 for Series B ARCPS. The Fund redeemed 1,000 shares of each of the Series A and Series B ARCPS, for a total initial redemption of $50 million. The redemption price was equal to the required liquidation preference of $25,000 per share plus accrued and unpaid dividends thereon.

As of September 30, 2008, the Fund has 1,400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate, which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 3.216% to 6.400% during the year ended September 30, 2008. At September 30, 2008, the current dividend rates were as follows:

	SERIES A	SERIES B
Current Dividend Rates	3.668%	3.774%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

20	LMP Corporate Loan Fund Inc. 2008 Annual Report

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended September 30, 2008, CGM earned $210,263 as a participating broker/dealer.

6. Capital shares

Capital stock transactions were as follows:

	YEAR ENDED SEPTEMBER 30, 2008	YEAR ENDED SEPTEMBER 30, 2007
Shares issued on reinvestment	—	17,900

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Common Stock
Payable Date	Shareholders
10/24/2008
10/31/2008	$0.055000
11/23/2008
11/28/2008	$0.055000

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2008	2007
Distributions Paid From:
Ordinary Income to Common Shareholders	$ 8,290,343	$10,824,475
Ordinary Income to Auction Rate Cumulative Preferred Stockholders	3,725,777	4,607,668
Total distributions paid	$12,016,120	$15,432,143

LMP Corporate Loan Fund Inc. 2008 Annual Report	21

Notes to financial statements continued

As of September 30, 2008, the components of accumulated earnings on a tax basis were as follows.

Undistributed ordinary income — net	$ 119,058
Capital loss carryforward*	(6,633,208)
Other book/tax temporary differences[a]	(2,586,312)
Unrealized appreciation/(depreciation)[b]	(27,515,204)
Total accumulated earnings / (losses) — net	$(36,615,666)

*                 As of September 30, 2008, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2009	$ (43,917)
9/30/2010	(224,102)
9/30/2011	(221,575)
9/30/2012	(5,010,233)
9/30/2013	(75,268)
9/30/2014	(106,488)
9/30/2015	(42,357)
9/30/2016	(909,268)
$(6,633,208)

These amounts will be available to offset any future taxable capital gains.

a                    Other book/tax temporary differences are attributable primarily to the tax deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

b                   The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

8. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its December 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the

22	LMP Corporate Loan Fund Inc. 2008 Annual Report

Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

LMP Corporate Loan Fund Inc. 2008 Annual Report	23

Report of independent registered public accounting firm

The Board of Directors and Shareholders
LMP Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Corporate Loan Fund Inc. as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Corporate Loan Fund Inc. as of September 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2008

24	LMP Corporate Loan Fund Inc. 2008 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Corporate Loan Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:
CAROL L. COLMAN c/o Chairman of the Fund, Legg Mason & Co., LLC, (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board member- ships held by Director	None

DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years	Retired; Formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board member- ships held by Director	None

LMP Corporate Loan Fund Inc.	25

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2001

Principal occupation(s) during past 5 years	Professor of Italian and French languages, Drew University (since 1984); Formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board member- ships held by Director	None

LESLIE H. GELB c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); Formerly, President, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc.

WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 1998

Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc. (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board member- ships held by Director	Director of Associated Banc-Corp.

26	LMP Corporate Loan Fund Inc.

RIORDAN ROETT c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board member- ships held by Director	None

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Advisors

LMP Corporate Loan Fund Inc.	27

Additional information (unaudited) continued

Information about Directors and Officers

INTERESTED DIRECTOR:
R. JAY GERKEN, CFA[2] Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	148

Other board member- ships held by Director	None

OFFICERS:
KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2004

Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; Formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

28	LMP Corporate Loan Fund Inc.

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

LMP Corporate Loan Fund Inc.	29

Additional information (unaudited) continued

Information about Directors and Officers

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2005

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

1                   The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2                   Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

30	LMP Corporate Loan Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s N-CSR filed with the SEC, for the period of this report.

LMP Corporate Loan Fund Inc.	31

Dividend reinvestment plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion

32	LMP Corporate Loan Fund Inc.

of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

LMP Corporate Loan Fund Inc.	33

LMP Corporate Loan Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadviser
Leslie H. Gelb	Citigroup Alternative Investments LLC
R. Jay Gerken, CFA
Chairman	Custodian
William R. Hutchinson	State Street Bank and Trust Company
Riordan Roett	225 Franklin Street
Jeswald W. Salacuse	Boston, Massachusetts 02110

Officers	Transfer agent
R. Jay Gerken, CFA	American Stock Transfer & Trust Company
President and Chief Executive Officer	59 Maiden Lane
New York, New York 10038
Kaprel Ozsolak
Chief Financial Officer and Treasurer	Independent registered public accounting firm
KPMG LLP
Ted P. Becker	345 Park Avenue
Chief Compliance Officer	New York, New York 10154

Robert I. Frenkel	Legal counsel
Secretary and Chief Legal Officer	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Thomas C. Mandia	New York, New York 10017-3909
Assistant Secretary
New York Stock Exchange Symbol
Albert Laskaj	TLI
Controller

Steve Frank
Controller

LMP Corporate Loan Fund Inc.
55 Water Street
New York, NY 10041

LMP Corporate Loan Fund Inc.

LMP CORPORATE LOAN FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD01804 11/08 SR08-695

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2007 and September 30, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $49,800 in 2007 and $51,600 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $48,000 in 2007 and $53,200 in 2008. These services consisted of procedures performed in connection with the agreed upon procedures for the calculations pursuant to the fund’s supplementary creating and fixing the rights of Auction Rate Cumulative Preferred stock, dated March 11, 2002 as of February 29, 2008, March 31, 2008, April 30, 2008, June 30, 2008 and August 31, 2008 for the LMP Corporate Loan Fund Inc..

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,200 in 2007 and $2,900 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Corporate Loan Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee August implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes August impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services August not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

 (g) Non-audit fees billed by the Auditor for services rendered to LMP Corporate Loan Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Corporate Loan Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  LMP Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the LMP Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Citigroup Alternative Investments (“CAI”) will not take any action or render any advice with respect to the voting of proxies solicited by, or with respect to, issuers of any securities held in a client’s account unless: (1) the client delegates proxy voting authority to CAI in writing; or (2) the client is a tax-qualified retirement plan subject to ERISA. If a client subject to ERISA wishes to reserve for itself the right to vote proxies, the Portfolio Manager should ensure that the client provides prior written notice to CAI that it expressly retains the right to vote proxies, and that CAI is expressly precluded from taking any action or rendering any advice with respect to the voting of proxies. Unless CAI is responsible for voting proxies, all proxy materials relating to issuers of any securities held in a client’s account shall be forwarded by the Portfolio Manager promptly to the client.

If CAI is responsible for voting proxies or responding to requests for consent with respect to securities held in a client’s account, the Portfolio Manager will have the obligation to do so. In exercising this duty, the Portfolio Manager will vote in a fashion that, in his or her opinion, will maximize the total value of the client’s account.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Daniel A. Slotkin Citigroup Alternative Investments LLC (“CAI”) 731 Lexington Avenue New York, NY 10022	Since 2008	Investment Officer and portfolio manager of the fund; Managing Director and Portfolio Manager of focusing on bank loan trading, portfolio strategy, and loan workouts

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2008.

Other Accounts Managed by Portfolio Managers

     The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Daniel A. Slotkin*	1 registered investment companiy with $2.0 billion in total assets under management	4 Other pooled investment vehicles with $1.0 billion in assets under management	0 Other accounts with $0.0 billion in total assets under management

*     Includes 1 account managed, totaling $0.5 billion, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2008.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

Daniel A. Slotkin	A

Dollar Range ownership is as follows:

A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                 PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	December 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	December 3, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Corporate Loan Fund Inc.

Date:	December 3, 2008